UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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EMS TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

MMI INVESTMENTS, L.P. MMI PLUS, L.P. MCM CAPITAL MANAGEMENT, LLC CLAY B. LIFFLANDER JEROME J. LANDE THEODORE E. MARTIN SAMME L. THOMPSON CARROLL R. WETZEL, JR.
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MMI Investments, L.P., together with the other Participants named herein (collectively, “MMI Investments”), is filing materials contained in this Schedule 14A with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the election of its slate of director nominees at the 2011 annual meeting of shareholders (the “Annual Meeting”) of EMS Technologies, Inc., a Georgia corporation (the “Company”).  MMI Investments has made a definitive filing with the SEC of a proxy statement and accompanying GOLD proxy card to be used to solicit votes for the election of its slate of director nominees at the Annual Meeting.

Item 1:  Presentation to shareholders:

MMI

INVESTMENTS, L.P.

EMS Technologies: Change is Overdue

INVESTOR PRESENTATION

2011 Annual Meeting of Shareholders

of

EMS Technologies, Inc.

April 2011

Table of Contents

MMI INVESTMENTS, L.P.

Executive Summary

MMI Investments, L.P.

MMI
INVESTMENTS, L.P.

- Founded in 1996, MMI Investments, L.P. ("MMI") is a long-only fund and the third largest shareholder of EMS with 7.8% ownership.
- MMI has a track record of creating value for all shareholders in its investments with a 26% average annual return since inception, net of all fees and expenses.
- MMI does not set out to be activist, looks to work constructively with a company's management and only seeks influence on behalf of all stockholders when necessary.
- In 15 years, MMI has only had four election contests (receiving ISS's recommendation in the below campaigns) and four potential election contests that were settled; each instance brought about favorable change for stockholders.
  - The Eastern Company, 1997 – CEO replaced; stock up over 100% in 12 months.
  - Simpson Industries, 2000 – Company sold at a significant premium, 85% above its low three months prior to the deal.
  - NDCHealth, 2004 – Company sold at a significant premium – 43% above its low, five months prior to the deal.
- MMI has nominated Theodore E. Martin, Samme L. Thompson, Carroll R. Wetzel, Jr., and Jerome J. Lande ("MMI Nominees") to the EMS Board.
- The MMI Nominees have a track record of value creation and will provide the operational acumen, strategy expertise, corporate development experience and shareholder alignment that we believe the EMS Board lacks.

MMI's singular focus is value maximization for all EMS shareholders.

Change is Needed at EMS

MMI INVESTMENTS, L.P.

Weak Stock Price Performance

- EMS's shareholder returns have been weak over the short, intermediate and long-term.
- EMS's stock has underperformed the Russell 2000 by an average of -48% over the 18-month, two, three, four, five, and ten year periods.

Operating performance hasbeen weak and erratic

- EMS's reported 2010 Adjusted EPS is down -26% since 2008 and is the lowest since 2006.
- Revenue has declined two years in a row and 2010 revenue and Adjusted EBITDA were down approximately -10% and -13%, respectively, from 2008, on an organic basis.
- EMS has missed its initial annual earnings guidance six times in the last ten years, missing the mid-point of guidance by an average of over -26% in those periods.

EMS Board has been poor stewards of capital

- EMS has spent $130mm on acquisitions since 2008, yet earnings are at a four-year low.
- Over the last four years, EMS has spent over $260mm (or $17 per share) on acquisitions, R&D and capex, yet the stock price and market cap are substantially unchanged.

We believe the Board has not satisfied its fiduciary duty to explore value maximization opportunities and act in the best interest of shareholders

- We believe EMS has received numerous inquiries from qualified strategic and financial acquirers, yet the Board has failed to engage meaningfully with the potential acquirers.
- The Board has a responsibility to seriously explore such inquiries, consistent with their fiduciary duties to shareholders.
- The Board also declined to engage in any settlement negotiations with MMI.

Change is Needed at EMS (cont'd)

MMI INVESTMENTS, L.P.

EMS Would Like to Focus this Debate Solely on a Self-Serving Version of Short-Term Results

- In November of 2009, EMS reported disastrous earnings, slashed guidance and disclosed the loss of its largest contract – causing the stock to fall -40%. Every mention of stock price performance by EMS's Board, Chairman and CEO begins immediately AFTER this.
- Claims of "record results" and "momentum" in 2010 are predicated on acquired revenue and earnings, not organic growth. In fact, the Company's core businesses are declining.
- The Chairman and CEO claim this is a new EMS: new Board, management and strategy.
  - CEO Neil Mackay has been at EMS for 18 years and was the COO during the 2009 operating decline and earnings debacle. CFO Gary Shell has been with EMS for 28 years and was CFO during 2009.
  - The Board's average tenure is 8 years.
  - Jack Mowell's tenure on the Board is 27 years with the last 10 years as Chairman.
  - EMS's "Strategic Realignment" does not address its problems of scale, appears driven by legacy technology rather than market demand, projects growth rates inconsistent with past performance and in our view is unlikely to create meaningful shareholder value.
  - ISS has recommended a WITHHOLD vote for eight consecutive years against all of EMS's director candidates except for first time nominees.

MMI Nominees

- Specifically chosen to address the deficiencies in EMS performance and Board structure:
  - Operational oversight: Theodore E. Martin, former CEO of Barnes Group Inc.
  - Strategic planning: Samme L. Thompson, former Senior Vice President of Global Strategy and Corporate Business Development at Motorola Corporation.
  - Corporate development: Carroll R. Wetzel, Jr., former investment banking group head.
  - Shareholder alignment: Jerome J. Lande, Partner of MMI, one of the largest shareholders of EMS with 7.8% ownership.

Stock Performance

Three Year Stock Performance

MMI INVESTMENTS, L.P.

- Over the past three years shareholder value has deteriorated.
- While the market has recovered substantially during this period, EMS has continued to languish:



130
120
110
100
90
80
70
60
50
40
Indexed Return
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
EMS
Russell 2000®
S&P Aerospace & Defense Select Index
Underperformance of -48% vs. the Russell 2000 and -44% vs. S&P Aerospace & Defense Select

Shareholders have routinely experienced poor returns on their investment.

Measurement Period is Relevant

MMI INVESTMENTS, L.P.

- EMS claims "strong stock price performance" in its March 23, 2011 letter to shareholders using a self-serving and arbitrary measurement period beginning after the 3Q09 earnings blow-up. This might be justifiable if Chairman Mowell and then COO Neil Mackay didn't preside over the value destruction of late 2009:

EMS's Selection Period
16-months
Beginning 11/09:



160
150
140
130
120
110
100
90
80
70
60
50
Indexed Return
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
EMS
Russell 2000®
S&P Aerospace & Defense Select Index

Note: This 16 month period of relatively in-line performance is the only period used by EMS to defend its record on shareholder returns even though Chairman Mowell and CEO Neil Mackay have been at EMS for 27 and 18 years, respectively.

- The claim of "strong price performance" is disingenuous:

18-months
Beginning 9/09:



140
130
120
110
100
90
80
70
60
50
Indexed Return
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
EMS
Russell 2000®
S&P Aerospace & Defense Select Index

Underperformance of 35%+ vs. Russell 2000 and S&P Aerospace & Defense Select

10 Years of Poor Shareholder Returns

MMI INVESTMENTS, L.P.

- EMS's stock has dramatically underperformed both an index of aerospace & defense companies and the market for each of the 18-month, two, three, four, five, and ten year periods. All of these periods of lost opportunity for EMS shareholders were during Jack Mowell's tenure as Chairman of EMS.

Period	Actual Total Returns (through 3/22/11)			EMS Underperformance vs.	
	EMS	Russell 2000®	S&P Aerospace & Defense Select Index	Russell 2000®	S&P Aerospace & Defense Select Index
18-Month	-3.1%	32.8%	35.5%	-35.8%	-38.6%
2-Year	14.6%	107.4%	116.0%	-92.9%	-101.5%
3-Year	-23.9%	23.9%	20.0%	-47.7%	-43.9%
4-Year	-0.9%	5.8%	27.1%	-6.7%	-28.0%
5-Year	9.0%	16.2%	51.2%	-7.2%	-42.3%
10-Year	18.7%	113.7%	224.4%	-95.0%	-205.7%
Average	**2.4%**	**50.0%**	**79.1%**	**-47.6%**	**-76.7%**

Chairman Mowell has overseen an extended period of underperformance.

Operating Performance

Deteriorating Operating Performance

MMI
INVESTMENTS, L.P.

- Claim: EMS "recently announced record 2010 revenues and profits"
- Reality:
  - 2010 reported revenue actually declined -1% from 2009.
  - EMS's reported 2010 Adjusted EPS is down -26% since 2008 and is **<u>the lowest since 2006.</u>**
  - Any claims of growth from EMS in recent years are based solely on the $130mm+ of acquisitions that the Company completed since 2008.[1]
    - 2010 revenue was approximately -10% below 2008 levels on an organic basis.
    - 2010 Adjusted EBITDA was approximately -13% below 2008 levels on an organic basis.



EMS Revenue
$400
$350
$300
$250
-10%
2008 (With Acq.)
2009 Actual
2010 Actual



EMS Adjusted EBITDA
$50
$40
$30
$20
-13%
2008 (With Acq.)
2009 Actual
2010 Actual



EMS Adjusted EPS
$1.40
$1.20
$1.00
$0.80
$0.60
-26%
2008 Actual
2009 Actual
2010 Actual

Core Operations are Struggling

MMI INVESTMENTS, L.P.

- Claim: EMS is experiencing "positive momentum resulting from the strategic realignment of our business units"
- Reality:
  - EMS's non-LXE, core operations (equaling 60% of revenue and 70% of Adjusted EBITDA) experienced declines in 2010 of -15% and -26% in revenue and Adjusted EBITDA, respectively, despite acquisitions made by EMS, a stronger economy and management's "positioning" of the Company.



Core Revenue
$275
$250
$225
$200
$175
$150
$125
$100
-15%
2009
2010



Core Adjusted EBITDA
$45
$40
$35
$30
$25
$20
$15
$10
-26%
2009
2010

EMS wants shareholders to focus on LXE because the core operations are deteriorating.

LXE Rebound is from Cyclical Recovery

MMI
INVESTMENTS, L.P.

- LXE is a capital goods business and therefore highly subject to the business cycle.
- While LXE experienced a year-over-year improvement in 2010, it was only over the disastrous 2009 baseline results, which included a collapse in EBITDA to a $3mm loss.
- 2010 revenue remains below 2008 levels and 2010 EBITDA remains below 2006 levels, despite the $15mm Trux acquisition completed during 2008 which contributed approximately $15mm in revenue and $1mm in EBITDA.[2]
- Moreover, the 2010 rebound was primarily due to a broad-based recovery in the North American economy.

LXE Revenue vs. U.S. GDP Growth


$160
$140
$120
$100
$80
$60
$40
$20
$0
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
2006
2007
2008
2009
2010
GDP

LXE EBITDA vs. U.S. GDP Growth


$14
$12
$10
$0
-$4
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
2006
2007
2010
GDP

- CFO Gary Shell has publicly acknowledged the cyclical recovery of 2010 LXE results, and its capital goods nature:
  - "LXE was the only one of them [EMS businesses] to have a big year-over-year revenue growth, mainly from the ongoing recovery in the North American markets."[3]
  - "We are, basically, a capital goods company."[4]

History of Failed Initiatives

MMI
INVESTMENTS, L.P.

- Over the last ten years, EMS has funded money-losing business lines and initiatives that have been a drag on operating performance and a waste of shareholder capital in an unsuccessful effort to accelerate growth.
- During this period, EMS reported over $75mm of write-downs, acquisition related charges, and losses from discontinued operations.
- Poor performing / money-losing business lines that EMS was forced to divest or abandon include:
  - Wireless Division (poor performing and volatile business)
  - Space & Technology / Montreal Division (money losing commercial space business)
  - SatNet (satellite broadband hubs & terminals)
  - Healthcare product line (non-core investment)
  - iSat Phone (unsuccessful attempt to develop a satellite phone product)
- Additionally, EMS lost its largest contract in 2009 when Northrop Grumman cancelled EMS's ~$30mm annual contract for the B-2 Stealth Bomber communications antenna.
- Over the last ten years, EMS has spent over $155mm on research and development and nearly $100mm on capex.

The graveyard of EMS failed initiatives suggests a company in love with technology, not profits, shareholders, markets or customers.

Management Plan

"Strategic Realignment"

History of "Strategic Realignment"

MMI INVESTMENTS, L.P.

- In late 2008 and early 2009, EMS made two acquisitions (Satamatics and SkyConnect) that now make up the vast majority of EMS's Global Tracking business.
- At that time, management believed that these businesses were similar to the SatCom business (now named Aviation) and therefore "strategically" combined with SatCom to form the Communications & Tracking segment.
- With LXE operating performance worsening, EMS de-emphasized LXE to shareholders, noting that it would now be a much smaller part of the total business going forward.
  - In August 2009, as LXE continued to deteriorate, the Company publicly noted that LXE could be a non-core asset and potentially sold in the future.[5]
- In December 2010, with a cyclical rebound at LXE, weakness in the core operations, and pressure from MMI, EMS discovered that LXE fit strategically with Global Tracking due to newly imagined synergies.
- This "Strategic Realignment" does not address EMS's core problems – that separate business units, with separate markets, and separate customers cannot reverse declines or reach critical mass as a portfolio of niche products no matter how the assets are re-arranged.

This reactionary attempt to combine the non-core LXE subsidiary with other assets is a transparent attempt to justify maintaining the status quo.

The New "Strategic Realignment"

MMI
INVESTMENTS, L.P.

- MMI's September 27, 2010 letter characterized EMS's business lines as overly complex and disjointed, noting that LXE had no logical connection or synergy with the rest of the business, a notion that EMS had previously acknowledged publicly.
- In its December 13, 2010 Investor Presentation, EMS introduced a "Strategic Realignment" plan that calls for combining its four business segments into two, discovering the notion of potential synergies among its long-held segments.
  - Aviation and Defense & Space are being combined to form "Aero Connectivity".
  - LXE and Global Tracking are being combined to form "Global Resource Management (GRM)".


ALIGNMENT Yesterday
EMS
ALIGNMENT Tomorrow
EMS

Drawing a box around 2 operating divisions does not qualify as strategy.

A Closer Look at GRM

MMI INVESTMENTS, L.P.

- LXE and Global Tracking are both good businesses, but they have little practical overlap.
  - LXE: handheld computers / barcode readers for inventory management in high volume environments, primarily warehouses and ports in the developed world.
  - Global Tracking: satellite-based technologies to track people and mission-critical payloads in hostile and remote areas. Customers are militaries, governments and non-government organizations as well as commercial clients in areas without widespread cellular coverage such as Latin America, Africa and the Middle East.


High
Volume
Low
LXE
GRM?
Tracking
Low
Location Precision Requirement
High

- LXE has recently introduced a capability (long-offered by competitors) for communication via WWAN terrestrial cellular networks (i.e. CDMA & GSM cell towers) in order to attempt to enter the field service and mobile workforce management markets.
- These markets are well established and largely based on ubiquitous cellular technology that can be provided at much cheaper rates than Global Tracking's satellite technologies.

A Closer Look at GRM (cont'd)

MMI INVESTMENTS, L.P.

- There is, at best, rhetorical similarity between LXE and Global Tracking. We believe the sales, manufacturing, R&D and administrative synergies between them are virtually nonexistent.
  - Before LXE products can even offer tracking of any kind, they have to successfully sell "out of the warehouse", a market in which EMS has not yet scratched the surface.
  - One application management is citing is areas where satellite is needed to fill in gaps in terrestrial cellular coverage for the road transport logistics market.
    - As an EMS competitor recently said to MMI, "Where in North America can't you get a cell signal to track a truck within an acceptable range?"
- EMS has a history of letting legacy technology lead strategy decision making, rather than letting market demand dictate direction.
- We fear that this is an expensive and wasteful exercise to prove a conclusion-driven hypothesis that combining LXE with satellite based tracking will create customer demand.
  - According to EMS's December 13, 2010 Investor Presentation, it is on the cusp of incurring significant expense from incremental R&D, cross-training sales forces, implementing CRM and integrated ERP systems.
  - These efforts risk taking LXE's management focus and R&D effort off of its core warehouse and port inventory management business where it generates substantially all of its revenue and earnings.

Is GRM integration a reaction to acquirer interest in LXE?

A Closer Look at Aero Connectivity

MMI INVESTMENTS, L.P.

- Aviation provides products that enable aircraft connectivity solutions. It serves the business jet, air-transport, general aviation and military markets.
- Defense and Space provides components and subsystems that enable advanced mobile communications for a broad range of military as well as commercial applications.
- We agree with the idea of combining the Aviation and Defense and Space business but consider this a tactical rather than strategic change.
- If anything, we believe this is long-overdue and EMS is moving too slow, as the Company has presented seemingly little detail other than the sharing of R&D for Ka-band development.

We believe management should look aggressively at potential opportunities to reduce costs and improve operating results in the combined businesses:
– Manufacturing footprint: EMS has separate manufacturing operations for its Aviation and Defense & Space business units.
– Sales force and distribution strategy: Both businesses maintain separate go-to-market strategies for defense and commercial customers.
– Overhead: We believe both businesses are rife with redundant administrative expense (e.g. "chiefs of staff").
– De-customize: More aggressively leverage Aviation's off-the-shelf design and development methodology in the Defense and Space business.

5-Year Growth Targets

MMI INVESTMENTS, L.P.

- Following criticism from MMI, in its December 13, 2010 Investor Presentation, EMS introduced, for the first-time, aggressive 5-year financial goals for Revenue and Adjusted EBITDA compound annual growth.

Longer Term Financial Goals

Five-Year Compound Annual Growth Rate[1] 2010-2014

	Revenue	Adjusted EBITDA
Aero Connectivity	10-15%	10-15%
Global Resource Management	15-20%	20-25%
Consolidated	13-17%	15-20%
Potential 2014 Totals at Midpoint of CAGR Range	$ 622 M	$ 77 M

[1] Our financial goals included in this presentation are forward-looking in nature and are based on numerous variables and assumptions that are inherently uncertain and many of which are beyond the control of EMS' management. We encourage you to carefully review the disclosures we make regarding the limitations inherent in forward-looking statements at the beginning of this presentation, together with the detailed disclaimer regarding our financial goals and related assumptions included in the Appendix.

EMS TECHNOLOGIES

- These goals are provided with little financial backup and are inconsistent with past performance and 2011 guidance.

Actual Historical Organic Growth

MMI INVESTMENTS, L.P.

- At no time in the last three years has EMS performed at the level of these financial goals on an organic basis.
- EMS's organic compound annual growth rates from 2008 through 2011 (giving EMS the benefit of mid-point 2011 guidance) are 0.1% for revenue and -1.3% for Adjusted EBITDA.[1]
- EMS's own 2011 guidance fails to meet these long-term goals by 25% on revenue and 35% on Adjusted EBITDA, increasing the implied CAGR, for the remaining three years to reach the mid-point of the 2014 targets, to 16.3% (from 15.0%) for revenue and 20.0% (from 17.5%) for Adjusted EBITDA.

	EMS Organic Growth Through 2011				EMS Growth Plan '10-14 Midpoint	Required Catch-up 2012-2014
	2009	2010	2011	3-Year CAGR		
Revenue	-8.6 %	-1.3%	11.2%	**0.1%**	15.0%	**16.3%**
Adj. EBITDA	-23.0%	12.8%	10.5%	**-1.3%**	17.5%	**20.0%**

EMS's growth targets are wholly inconsistent with the Company's prior performance, already falling off-track in the first year, and lack the financial rigor to be taken seriously by shareholders and analysts.

EMS Guidance Credibility

MMI INVESTMENTS, L.P.

- EMS has missed its initial annual earnings guidance SIX times in the last ten years, missing the mid-point of guidance by an average of over -26% in those periods.
- Earnings fell short of the mid-point by more than -20% five times and by more than -35% twice.

	Initial Annual EPS Guidance				
Year	Low	High	Midpoint	Actual EPS	% Miss
2009	$1.55	$1.65	$1.60	$1.01	-37%
2006	$1.05	$1.15	$1.10	$0.67	-39%
2004	$0.87	$0.92	$0.90	$0.65	-27%
2003	$0.86	$0.92	$0.89	$0.82	-8%
2002	$1.00	$1.00	$1.00	$0.80	-20%
2001	$0.95	$0.95	$0.95	$0.68	-28%

EMS has not shown the ability to consistently project one year into the future, yet asks shareholders to believe aggressive five year projections.

2009 Guidance: Punished by Unrealistic Expectations

MMI INVESTMENTS, L.P.

- The last time shareholders were asked to believe aggressive growth targets, similar to the current five year plan, was in 2009 when EMS put forward highly aggressive annual guidance.
- Even at the time, it was clear to others that EMS's expectations were out of touch with the market as illustrated by Boenning & Scattergood research analyst Michael Ciarmoli's questions to EMS on the March 4, 2009 earnings call:
  - "I just find it surprising -- Honeywell, Rockwell, Thales, everyone is just saying the outlook is terrible. And you are relying on those partners. It just seems -- it's hard to fathom that you guys are still seeing strength out there, one of the only companies... I just find it kind of hard to believe that some of the, I guess, metrics or milestones you guys are looking at for the year are going to play out. I guess we'll just have to see how the year progresses."
- CEO Neil Mackay (then COO) defended his guidance:
  - "So, you are right. If you look forward, people are saying they are not going to do as well as they thought. But even that may not be so bad for the high-end niche that we are in." . . . "So if you go through all the math, you come out with the guidance we have."
- EMS proceeded to miss the guidance by **-17%** on revenue, **-32%** on EBITDA and **-37%** on EPS and it led to a stock price decline of **-40%** to a 4-year low of $12.



EMS Revenue
($ in millions)
$450
$400
$350
$300
$250
2009 Guidance
2009 Actual
2010 Actual
2011 Guidance



EMS EBITDA
($ in millions)
$55
$50
$45
$40
$35
$30
$25
$20
2009 Guidance
2009 Actual
2010 Actual
2011 Guidance

Risks to Current Plan

MMI INVESTMENTS, L.P.

- As EMS has experienced numerous times over its years of poor operating results and missed guidance, management's operating plan is subject to internal and external risks.

Execution Risks

- GRM initiative leading to lost focus in LXE core markets.
- Overspending on R&D and capex hindering profitability and cash flow.
- Investing in the wrong technologies / missing market trends, e.g. air-to-ground wireless.
- Loss of large customers / contracts, e.g. B2 contract loss.
- EMS acknowledges its current role as a component supplier subjects it to the "tyranny of the supply chain."
- Attempts to move upstream increasing the potential for channel conflicts.

Exogenous risks

- Declining U.S. Government Defense spending.
- Risks from customer in-sourcing in the face of budget pressure.
- Competition and attention from larger and better capitalized companies (many of whom are EMS customers and channel partners) as EMS's core markets grow from niche to mainstream.
- Unexpected changes in government regulations that could be detrimental to the business.
- Exposure to general economic pressures (both domestic and foreign).

Management operating plans need to be risk adjusted, not just for execution, but also for environment.

Valuation & Strategic Alternatives Opportunity

EMS is Undervalued

MMI INVESTMENTS, L.P.

- MMI believes that EMS is significantly undervalued due to its poor operating performance, strategic planning and corporate development, and the sub-scale nature of its operations.
- EMS is trading at 6.8x and 6.1x 2010 and 2011 Adjusted EBITDA, respectively.[6]
  - Valuation multiples of publicly traded comparable companies are higher:

Trading Comparables[7]:	EV/EBITDA Multiple	
	2010	2011
Peer Groups		
Aerospace & Defense Electronics	9.0x	8.4x
Mobile Computing / Auto-ID	9.9x	7.8x
Blended Average	9.3x	8.1x
EMS Multiples	6.8x	6.1x
EMS vs. Peers	-37%	-33%

  - Comparable M&A transactions have been substantially higher:

Transaction Comparables[8]:	EV/EBITDA Multiple	
	LTM	Forward
Peer Groups		
Aerospace & Defense Electronics	11.5x	10.0x
Mobile Computing / Auto-ID	12.5x	8.9x
Blended Average	11.8x	9.6x
EMS Multiples	6.8x	6.1x
EMS vs. Peers	-74%	-57%

EMS is Sub-Scale and Disjointed

MMI INVESTMENTS, L.P.

- Despite claims of rationalization, EMS's operations remain sub-scale and disjointed leading to a margin structure that is consistently below its peers.
- Because each of EMS's businesses are sub-scale and serve different markets and customers, EBITDA margins are approximately 580bps worse than the average of its peer group and SG&A as a percentage of revenue is approximately 480bps worse than the peer group.[9]

	EBITDA Margins	Peer Group Margins	EMS Margin Shortfall
Non-LXE	13.5%	20.7%	-720bps
LXE	8.0%	11.8%	-380bps
Total EMS	11.3%	17.1%	-580bps
	SG&A / Revenue	Peer Group SG&A / Rev.	EMS's Excess SG&A
Total EMS	25.4%	20.6%	480bps

- Raymond James research analyst Chris Quilty has in the past noted EMS's scale problems and the detrimental impact on margins in both the Defense & Space business and LXE:
  - "While we believe that the D&SS segment has the long-term potential to achieve EBIT margins in the low teens, the Company currently lacks the necessary scale to achieve and maintain double-digit margins on a sustainable basis."[10]
  - "With sufficient scale, we believe that LXE can eventually expand its operating margins into the low teens, though it is unlikely to do so in the near future, barring an acquisition that brings scale."[11]

Scale: Investments Have Failed to Create Value

MMI INVESTMENTS, L.P.

- Because of EMS's small scale, growth through acquisitions is logical if executed correctly.
- Unfortunately for shareholders, EMS has a track record of failing to grow through acquisitions.
- Since 2008, EMS has spent over $130mm on four acquisitions with estimated revenue and EBITDA of approximately $100mm and $14mm, respectively. The largest two, Formation and Satamatics, experienced revenue declines of -18% in 2010[12], contributing to EMS's total Company revenue decline of -1% despite the cyclical recovery in LXE and the economy.

2007 EPS of **$1.24** +

Acquired Company	Purchase Price	Acquired Revenue	Acquired EBITDA
Trux[2]	$15mm	~$15mm	~$1mm
SkyConnect[13]	$15mm	~$15mm	~$2 to $4mm
Formation[14]	$54mm	~$40mm	~$5 to $7mm
Satamatics[15]	$46mm	~$30mm	~$3 to $5mm
Total	~$130mm	~$100mm	~$14mm

= 2010 EPS of **$0.97**

- Over the last four years, EMS has spent over $130mm on R&D and capex, which combined with acquisitions represents over $260mm (or $17 per share) of investments of shareholder capital, yet the stock price and market cap are substantially unchanged.

Management has proven to be poor stewards of shareholder capital.

Scale: Eat or be Eaten

MMI
INVESTMENTS, L.P.

- Since EMS has been unsuccessful in its acquisition strategy, a potential solution to solve its scale problem is to pursue a sale of the Company to a larger organization.
- We believe EMS would be an attractive acquisition candidate due to its:
  - Strong technology
  - Attractive, though disparate markets:
    - Aviation Communications
    - Defense & Space ISR
    - Global Tracking
    - Auto-Id products for inventory management
  - Sub-scale businesses that provide substantial synergy opportunities for potential buyers.
- We believe there are strategic and financial buyers interested in buying the Company in whole or in parts.

The M&A market in aerospace & defense electronics is extremely active but there is no telling how long the M&A window will remain open.

EMS Has Failed to Engage Potential Acquirers

MMI INVESTMENTS, L.P.

- We believe EMS has received numerous inquiries from qualified acquirers.
  - Multiple strategic and multiple financial buyers.
  - Overtures repeated over several years.
  - At substantial premiums to EMS's current value.
- We believe the Board has failed to engage in substantive conversations with the potential acquirers.
  - MMI knows this only because of the frustration caused by EMS's unresponsiveness.
- The Board has a fiduciary duty to explore value maximization opportunities.
  - How does the Board know whether an opportunity is in the best interests of shareholders or not if it won't engage in meaningful discussions?
  - A proper evaluation requires comparing such opportunities with management's long-term goals, adjusted for the risks and time of execution.
- We are concerned that the Board's interests are not aligned with those of shareholders.
  - The entire Board owns outright (shares owned directly) less than 0.8% of the outstanding shares.[16]
  - The Board was awarded $1,326,542 in compensation in 2010.
  - Chairman Mowell alone was awarded $394,542 in compensation in 2010.

The Board has a responsibility to seriously explore such inquiries, consistent with their fiduciary duties to shareholders.

Present Value of Management's Plan

MMI INVESTMENTS, L.P.

- The responsibility of any Board when evaluating a strategic plan is to apply an appropriate risk adjustment that takes into account the feasibility of the plan as well as management's prior execution track record.
- We believe EMS's current five year operating plan warrants a substantial risk adjustment.
  - Degree of difficulty: requires growth far in excess of historical averages.
  - Capacity to execute: EMS has consistently failed to meet far less aggressive financial goals.
- Our present value analysis on management's plan yields the following:[17]
  - At a risk adjustment of 25% to 50% applied to the growth targets (still far in excess of historical organic growth rates), the PV analysis yields a current range of values of $23 to $26 per share.
  - Using the organic growth rates expected to be achieved from 2008 to 2011 (giving EMS credit for hitting its 2011 guidance) yields only $17 per share.

	PV at 2008-2011 Growth	Risk Adjustment to EMS Plan 50%	Risk Adjustment to EMS Plan 25%
Estimated Present Value Per Share	$17	$23	$26

Realistically adjusting management's plan for its risk and years until completion highlights the lackluster value of a "stay-the-course" strategy.

M&A Value – Entire Company Sale

MMI INVESTMENTS, L.P.

- We believe there are some buyers interested in acquiring all of EMS and many more that would be interested in buying either LXE or core operations.
- If EMS were sold in its entirety, based on comparable historical deals, we believe that EMS shareholders could realize a substantially greater value than the risk adjusted present value of management's plan:[18]

LXE 2011 EBITDA	$13.4	$13.4	$13.4
Forward Multiple	8.5x	9.0x	9.5x
LXE Value	113.5	120.2	126.9
2011E EMS Core EBITDA	31.1	31.1	31.1
Forward Multiple	9.0x	9.5x	10.0x
EMS Core Value	280.3	295.9	311.5
Combined Value	393.8	416.1	438.3
12/31/10 Net Debt / (Cash)	(27.0)	(27.0)	(27.0)
Equity Value	420.8	443.0	465.3
Shares	15.3	15.3	15.3
Implied Price per Share	$27.52	$28.98	$30.43

We believe the above selected multiples are conservative. Noble Financial analyst Mark Jordan wrote, "a reasonable M&A valuation for EMS could be in the 10x EV to EBITDA range", which would yield nearly $31 per share.[19]

M&A Value – Sale of the Parts

MMI INVESTMENTS, L.P.

- If EMS were sold in two transactions, based on comparable historical deals, we believe that EMS shareholders could still realize a substantially greater value than the risk adjusted present value of management's plan, even with our estimate of tax leakage:[20]

LXE 2011 EBITDA	$13.4	$13.4	$13.4
Forward Multiple	8.5x	9.0x	9.5x
LXE Sale Value	113.5	120.2	126.9
Taxes	(18.7)	(21.1)	(23.4)
LXE After-Tax Value	94.8	99.1	103.5
2011E EMS Core EBITDA	31.1	31.1	31.1
Forward Multiple	9.0x	9.5x	10.0x
EMS Core Value	280.3	295.9	311.5
Combined Value	375.1	395.0	414.9
12/31/10 Net Debt / (Cash)	(27.0)	(27.0)	(27.0)
Equity Value	402.1	422.0	441.9
Shares	15.3	15.3	15.3
Implied Price per Share	$26.30	$27.60	$28.90

Isn't the choice obvious: a higher value in a shorter timeframe on a less risky basis OR a lower value over a longer timeframe with significantly more risk?

The MMI Nominees

MMI Nominees Address EMS Deficiencies

MMI INVESTMENTS, L.P.

- Board has placed an over-emphasis on academia, government and research science.
  - Half of the current Board has spent their careers principally in these fields.
  - While these are valuable skills, better-run companies use advisory boards to gain this expertise with fiduciary duties left to a board with substantive business experience.
- The credentials and performance of the EMS Board in our view demonstrate that it has weaknesses in operational oversight, strategic planning, corporate development and shareholder alignment.
- MMI's slate was chosen specifically to address these issues:
  - Operational oversight: Theodore E. Martin, former CEO of Barnes Group Inc.
  - Strategic planning: Samme L. Thompson, former SVP of Global Strategy and Corporate Business Development at Motorola Corporation
  - Corporate development: Carroll R. Wetzel, Jr., former M&A group head, Chase
  - Shareholder alignment: Jerome J. Lande, Partner of MMI, 7.8% owner of EMS
- MMI is opposing the following long-tenured incumbent EMS directors, who have served an average of over 13 years on the Board:
  - John B. Mowell: 27 year Board member and 10 year Chairman who has overseen EMS's long period of operating and stock price underperformance
  - Norman E. Thagard: Retired astronaut; no relevant operating or other public company board experience
  - Bradford W. Parkinson: Stanford professor and research scientist; 8 months of public company operating experience
  - Hermann Buerger: Retired commercial banker (not advisory / strategic M&A)

MMI Nominees Bring Valuable Expertise

MMI INVESTMENTS, L.P.

- Collective strengths of MMI's highly qualified nominees:
  - True independence.
  - Decades of public company operating experience, including CEO experience at a public company serving the aerospace and distribution markets.
  - Decades of public company corporate strategy experience in wireless telecommunications, aerospace, and manufacturing industries.
  - Decades of experience in investment banking and strategic alternatives execution.
  - Shareholder alignment with MMI's 7.8% ownership position in EMS.
  - Currently serving on 6 public boards with an average market cap of $8 billion.
  - Average share price increase of over 200% during the tenure on all public boards served by the Nominees in the last ten years.

The MMI Nominees have a track record of value creation and will provide the shareholder alignment, operational acumen and strategy expertise that the Board lacks.

MMI Nominees Will Bring Boardroom Focus

MMI INVESTMENTS, L.P.

- If elected, the MMI nominees will work with the EMS Board to:
  - Evaluate and risk-adjust management's "Strategic Realignment" and five-year targets.
  - Examine expense structure to drive margins more in-line with peers:
    - Overhead – review all corporate spending for redundancies and inefficiencies.
    - R&D – ensure a thorough financial analysis to avoid low return projects.
    - Manufacturing – outsourcing, optimal footprint, vendor relationships, etc.
    - Sales & Distribution – review effectiveness of current direct salesforce, distributors and partners.
  - Review bidding and project management processes:
    - Ensure a rigorous ROI-based process on new contract bids to avoid money-losing, high-risk contracts (e.g., iSat phone), particularly as the defense industry is forced into more fixed cost contracts.
    - Evaluate project management procedures in order to avoid surprise contract losses (e.g., B-2 antenna).
  - Review M&A pipeline and best practices to address poor M&A program.
  - Establish a more rigorous Board level review of management earnings guidance.
  - Evaluate strengths & weaknesses of current management.
  - Respond to indications of interest from potential buyers and determine if a full review of strategic alternatives is warranted.

MMI Nominees

MMI INVESTMENTS, L.P.

Theodore E. Martin

- Former President and CEO of Barnes Group Inc., a $1 billion manufacturer and distributor of componentry for aerospace and industrial markets.
- Former senior executive at Allied-Signal including division President of a manufacturing and distribution business.
- Former executive at General Electric with experience at GE's aircraft engine business.
- Currently a Director of:
  - C. R. Bard Corporation (NYSE: BCR), $9 billion market cap
  - Ingersoll-Rand (NYSE: IR), $16 billion market cap

Credentials Brought to EMS:

- As a former CEO of a company serving the aerospace and industrial markets, Mr. Martin brings a wealth of senior level industry operating experience relevant to all of EMS's businesses (both LXE and Aerospace core operations).
- Mr. Martin brings particular expertise in manufacturing and operations providing practical insight to improving long-term productivity and margins.
- As CEO of Barnes Group, Mr. Martin produced a 156% total return for shareholders during his tenure. Of the public boards Mr. Martin has served on, the return to shareholders during his tenure has averaged nearly 120%.
- Substantial public company board and committee experience, including: member of the Audit and Compensation Committees of C. R. Bard; member of the Audit Committee of Ingersoll-Rand.

MMI Nominees

MMI INVESTMENTS, L.P.

Samme L. Thompson

- President of Telit Associates, a strategy consulting and financial advisory firm that focuses on telecommunications and information technology.
- Former Senior Vice President of Global Strategy and Corporate Business Development at Motorola Corporation.
- Former investment banker serving the telecom and IT industries at Kidder, Peabody & Co.
- Former Director, Corporate Strategy, AT&T Information Systems.
- Former Consultant, McKinsey & Company.
- Currently a Director of:
  - American Tower Corporation (NYSE: AMT), $20 billion market cap
  - USA Mobility, Inc. (Nasdaq: USMO), $300 million market cap

Credentials Brought to EMS:

- Mr. Thompson has over 30 years of experience in wireless communications corporate strategy, investment banking and global business development.
- Mr. Thompson brings particular expertise in strategic planning, assessing business plan feasibility, financial planning, and corporate governance best practices.
- Of the public boards Mr. Thompson has served on, the return to shareholders during his tenure has averaged nearly 400%.
- Substantial public company board and committee experience, including: Chairman of the Compensation Committee of American Tower; member of the Audit and Compensation Committees of USA Mobility.

MMI Nominees

MMI INVESTMENTS, L.P.

Carroll R. Wetzel, Jr.

- Former Co-Head of Chase Manhattan M&A group.
- Former Managing Director of Smith Barney in the M&A group.
- Professional director with focus on strategic configuration, corporate governance best practices, and value creation for all shareholders:
  - Director of Exide Technologies (NASDAQ: XIDE), $800 million market cap
  - Director of PHH Corporation (NYSE: PHH), $1.2 billion market cap
  - Former Director of Brinks Home Security Holdings, Inc. (NYSE: CFL – acquired)
  - Former Director of Laidlaw International, Inc. (NYSE: LI – acquired)
  - Former Chairman of Safety Components (NYSE: SAFY – acquired)
  - Former Vice Chairman of Arch Wireless (NASDAQ: AWIN)

Credentials Brought to EMS:

- As a former senior investment banking group head and an accomplished member of numerous public boards, Mr. Wetzel brings to EMS a much needed viewpoint on strategic alternatives execution, financial markets, corporate governance, and financial planning.
- Of the public boards Mr. Wetzel has served on, the return to shareholders during his tenure has averaged greater than 130%.
- Substantial public board experience, including: Chairman of the Compensation Committee and former Chairman of the Governance Committee of Exide; member of the Audit and Finance & Risk Management Committees of PHH; Mr. Wetzel has also served on numerous audit, compensation and finance committees of prior boards.

MMI Nominees

MMI INVESTMENTS, L.P.

Jerome J. Lande

- Partner of MCM Capital Management, LLC, the general partner of MMI, owner of 7.8% of EMS, where Mr. Lande is responsible for all areas of portfolio management.
- Former Corporate Development Officer of Key Components, Inc., a $250mm global diversified industrial manufacturer.
- Former Associate with D. E. Shaw & Co.

Credentials Brought to EMS:

- Mr. Lande represents MMI as one of the largest holders of EMS common stock with a 7.8% ownership position. He brings significant capital markets and valuation experience; corporate development experience on a principal basis; and deep relationships with investment banks, institutional investors and analysts.
- Mr. Lande's investment experience and network of contacts across the wireless communications, aerospace & defense and auto-identification & asset tracking sectors will give him unique insight into the Company's needs and challenges.
- Mr. Lande and MMI have a long track record of helping companies unlock value as a collaborative shareholder. MMI has an average annual return, net of all fees and expenses, of 26% since inception. Since Mr. Lande joined MMI in 1998, the fund has seen an average gross return of 36% for its core investments, providing a substantial benefit to all shareholders.
- MMI is a long-only investment fund that only holds common stock. MMI's and Mr. Lande's interests are completely and only aligned with other shareholders.

Opposed Nominees & Corporate Governance

Jack Mowell and EMS: 1984-2011

MMI INVESTMENTS, L.P.

- Jack Mowell, 76, has been a Board member for 27 years and Chairman for the past 10 years.
  - Over his tenures as Board member and Chairman, the Company has experienced annualized returns of 3% and 2%, respectively.
- We consider Chairman Mowell an "affiliated outside director" and not independent, and object to his memberships on the Audit, Compensation, and Governance committees.
  - In November 2009, after appointing a Canadian citizen as CEO, the EMS Board realized a defense business must be headed by an American citizen.
  - Chairman Mowell took an executive title at EMS for a year (with no operational responsibilities to our knowledge), and a salary of $300,000 on top of additional fees earned as a Board member receiving total compensation of $394,952 in 2010.
- Jack Mowell's business experience is principally from founding and running Mowell Financial, a retail brokerage in Tallahassee, Florida, that has faced multiple regulatory proceedings by state and Federal regulators.
  - Mowell Financial has received two cease and desist orders from the Alabama State Securities Commission barring Mowell from offering securities in that state.
  - FINRA / NASD issued an arbitration opinion against Mowell Financial ordering it to pay monetary damages to a third party claimant. Mowell Financial has also made payments to settle arbitrations in connection with customer complaints.
- Mowell's only other relevant experience in aerospace and only other apparent operating experience comes from over 20 years ago at Reflectone, a manufacturer of flight simulators, where Mowell was Chairman (1981-1990) and CEO (1985-1989) during which time he oversaw an -80% drop in stock price.

EMS is in its 4th lost decade of the Mowell era – It's time for a change.

Jack Mowell – The Truth About Reflectone

MMI INVESTMENTS, L.P.

- While Mowell's biography notes that he sold Reflectone to British Aerospace, public information demonstrates that under Mowell's leadership Reflectone suffered major operating problems, lost key contracts, and saw FY'89 revenue decline -25% with reported losses of $13.5mm.
- Reflectone was forced to sell a majority stake to British Aerospace in order to cure a credit default and avoid bankruptcy followed by Mowell being replaced as CEO and Chairman.
- As Chairman of Reflectone Mowell oversaw high management turnover, (with four different Presidents appointed by Mowell to run the "day-to-day" operations in eight years), while Mowell retained the CEO title and pay for himself for five years.
- During Mowell's tenure as CEO (1985-1989), Reflectone's stock price dropped from $17.40 per share to $3.40 per share, an -80% drop in value for shareholders.


Mowell Era at Reflectone
$24.00
$21.00
$18.00
$15.00
$12.00
$9.00
$6.00
$3.00
$0.00
12/84
6/85
12/85
6/86
12/86
6/87
12/87
6/88
12/88
6/89
12/89

Chairman Mowell's only other relevant experience appears to be from over 20 years ago where he oversaw substantial value destruction before being replaced at Reflectone.

Other Directors Opposed by MMI

MMI INVESTMENTS, L.P.

- All of the directors opposed by MMI have been recommended AGAINST by ISS since 2007 due to the Company's "dead-hand" poison pill that the Board has only recently amended to remove the "dead-hand" provisions.
- Norman E. Thagard, 67 (EMS Board for 13 years)
  - Former astronaut.
  - Science background without relevant operating or other public company Board experience.
- Bradford W. Parkinson, 76 (EMS Board for 5 years)
  - Stanford professor and research scientist.
  - Totality of other public company operating experience is 8 months as Trimble interim CEO (redundant with a recent Trimble executive nominated to the Board) during which period the Trimble stock declined -39%.
- Hermann Buerger, 67 (EMS Board for 8 years)
  - Commercial lender with no relevant operating experience in any of EMS's industries.
  - EMS has $27mm in net cash presently and has not carried net debt since 2006 and therefore in significantly less need of Board-level commercial banking expertise.

These EMS Directors have presided over a long-era of stagnant shareholder returns, poor operating performance, frequent management changes, and unsuccessful acquisition programs – it's time for new voices in the Boardroom.

Reactionary Moves

MMI
INVESTMENTS, L.P.

- Recent actions taken by EMS since December 2010 to remedy its weak Corporate Governance profile and lack of strategic direction have in our view been reactionary and superficial in nature.
  - MMI's September 27, 2010 letter questioned the overly complex and disjointed nature of EMS's corporate strategy and suggestion that EMS would be more valuable in a sale.
    - In a December 13, 2010 investor presentation, EMS introduced its "Strategic Realignment" concept and announced aggressive 5-year growth goals.
  - MMI's November 2, 2010 letter called for the elimination of EMS's outdated and authoritarian "dead-hand" poison pill.
    - On January 4, 2011, EMS amended its poison pill to remove the "dead-hand" provision.
  - MMI's November 2, 2010 letter highlighted Chairman Mowell's lack of independence as an Executive Director with a $300,000 annual salary.
    - On December 15, 2010, Mowell stepped down as Executive Director.
  - MMI's November 2, 2010 letter highlighted the Board's low ownership despite their long average tenure.
    - In its 2011 proxy statement, EMS disclosed the adoption of a new minimum ownership guideline for directors (at a level easily satisfied by Company grants).
  - On February 1, 2011, MMI nominated four directors to improve the quality and relevant business expertise on the EMS Board.
    - Based on EMS's preliminary proxy statement filed March 10, 2011 two of the incumbent directors MMI believes to be the least qualified will not stand for re-election.

MMI's Attempts to Communicate with the Board

MMI INVESTMENTS, L.P.

- MMI was unable to engage Chairman Mowell or the EMS Board in a meaningful dialogue regarding our concerns over strategic configuration and ways to unlock shareholder value.
  - Between August 5, 2010 and September 26, 2010, MMI unsuccessfully attempted to schedule a meeting with Chairman Mowell.
  - On September 27, 2010, MMI delivered a public letter to the Board and only then, on September 30, 2010, EMS issued a press release stating that the Board "values open dialogue and input from all our shareholders".
  - Only after a second letter from MMI did Chairman Mowell agree to a meeting on November 17, 2010, with Neil Mackay, Gary Shell and Board member John Bolton; EMS showed no interest in having a serious discussion regarding our concerns at this meeting.
- With the EMS Board unwilling to engage in serious discussions regarding its strategic direction, MMI decided to take its concerns directly to shareholders.
  - On February 1, 2011, MMI nominated four directors to the EMS Board.
  - On February 2, 2011, EMS announced the hiring of BofA Merrill Lynch as its defense advisor.
  - On February 18, 2011, EMS invited three of the MMI Nominees to interview with the Board's Governance Committee for consideration as ADDITIONS to the Board.
  - On February 23, 2011, MMI informed EMS that its nominees would be happy to meet with the Governance Committee as part of settlement negotiations, which could avoid the expense and disruption of an election contest. EMS declined.
- EMS has repeatedly attacked the MMI Nominees' "unwillingness to meet", despite the fact that EMS's offer was, in our opinion, political posturing.

Weak Corporate Governance

MMI INVESTMENTS, L.P.

- We believe that the Company has a poor corporate governance profile that facilitates entrenchment.
  - No Lead Independent Director despite Mowell becoming Executive Director in 2009.
  - Affiliated outside director serves as Chairman of the Board, as well as Chairman of the Governance Committee and member of the Audit and Compensation Committees.
  - The Board approved a $300,000 salary for Chairman Mowell to take a role as Executive Director that had no operating requirements to our knowledge.
  - EMS has suffered from frequent management changes including four CEOs in the last 10 years.
  - The entire Board owns outright (shares owned directly) less than 0.8% of the outstanding shares despite their average tenure of 8 years.[18]
  - EMS has a multitude of anti-takeover defenses:
    - Poison Pill – had been a "dead-hand" pill until 2011, despite ISS withhold recommendations since 2003.
    - Absence of majority voting in the election of directors.
    - Limit on who may call special meeting of shareholders.
    - Require unanimous written consent for shareholder action without a meeting.
    - Board is authorized to issue blank check preferred stock.

Conclusion

CONCLUSION

MMI INVESTMENTS, L.P.

- STOCK PRICE PERFORMANCE HAS BEEN WEAK IN THE SHORT, MEDIUM, AND LONG TERM.
- OPERATING PERFORMANCE HAS BEEN WEAK IN THE SHORT, MEDIUM, AND LONG TERM.
- EMS'S CLAIMS OF SHORT TERM PERFORMANCE ARE MYOPIC AND ARBITRARY.
- THE BOARD HAS BEEN A POOR STEWARD OF CAPITAL.
- THE BOARD HAS NOT SATISFIED ITS FIDUCIARY DUTY TO EXPLORE MAXIMIZATION OF SHAREHOLDER VALUE.
- EMS HAS SIGNIFICANT STRATEGIC CHALLENGES THAT MANAGEMENT'S PLAN FAILS TO ADDRESS.
- THE MMI NOMINEES ARE OBJECTIVELY SUPERIOR AND ALIGNED WITH SHAREHOLDERS.

Endnotes

Endnotes

MMI
INVESTMENTS, L.P.

1. See page 60 for reconciliation of organic revenue and adjusted EBITDA growth.
2. Trux revenue based on Raymond James research analyst Chris Quilty's research report dated February 29, 2008. EBITDA based on management's comment that Trux margins were similar to LXE's on the 4Q07 earnings conference call.
3. From the 4Q10 earnings conference call.
4. From the Raymond James Institutional Investor Conference on March 7, 2011.
5. From Noble Financial research analyst Mark Jordan's research reports dated August 19, 2009 and August 21, 2009.
6. Multiples represent enterprise value divided by actual 2010 Adjusted EBITDA and the mid-point of management's 2011 Adjusted EBITDA guidance.
7. See Page 56 for multiples of publicly traded comparable companies.
8. See Page 57 for multiples of comparable M&A transactions.
9. See Page 58 for EBITDA margins and SG&A/Revenue for peer group.
10. From Raymond James research analyst Chris Quilty's research report dated October 31, 2007.
11. From Raymond James research analyst Chris Quilty's research report dated March 16, 2006.
12. 2010 performance of Formation and Satamatics from EMS Form 10-K filed on March 15, 2011.
13. Trux revenue based on Raymond James research analyst Chris Quilty's research report dated February 29, 2008. EBITDA based on management's comment that Trux margins were the same as LXE's on the 4Q07 earnings conference call.
14. Formation purchase price includes $14mm in earn-outs achieved. Revenue based on Raymond James research analyst Chris Quilty's report dated December 15, 2008. EBITDA is from EMS press release announcing the acquisition on December 12, 2008.
15. Satamatics revenue based on Raymond James research analyst Chris Quilty's research report dated December 3, 2008. EBITDA from EMS press release announcing the acquisition on November 21, 2008.
16. Based on EMS filings, the entire Board collectively owns outright less than 0.8% of the outstanding shares counting shares owned directly as opposed to Company-granted shares issuable upon the exercise of stock options and shares represented by deferred share units.
17. See page 59 for present value analysis.
18. Forward multiple based on multiples of comparable M&A transactions from page 57. LXE 2011 EBITDA based on average of Raymond James and Noble Financial estimates for LXE's 2011 operating income plus 2010 actual D&A and Stock-Compensation. EMS Core 2011 EBITDA based on mid-point of EMS guidance for 2011 EBITDA less estimate for LXE.
19. From Noble Financial research analyst Mark Jordan's research report dated March 4, 2011.
20. Forward multiple based on multiples of comparable M&A transactions from page 57. LXE 2011 EBITDA based on average of Raymond James and Noble Financial's estimate for LXE's 2011 operating income plus 2010 actual D&A and Stock-Compensation. EMS Core 2011 EBITDA based on mid-point of EMS guidance for 2011 EBITDA less estimate for LXE. Taxes based on MMI's estimate of LXE's tax basis of $60mm.

Appendix

Trading Comparables

MMI INVESTMENTS, L.P.

(US$ in millions, except per share values)

Company	Price 3/22/2011	Market Value	Enterprise Value	EBITDA[1] 2010A	EBITDA[1] 2011E	EV / EBITDA 2010A	EV / EBITDA 2011E
Aerospace & Defense							
Rockwell Collins	$63.51	$9,829	$10,090	$981	$1,091	10.3x	9.2x
Harris	48.29	6,178	7,344	1,239	1,195	5.9x	6.1x
Cobham plc	3.58	4,117	4,639	651	669	7.1x	6.9x
Heico	59.11	1,961	1,971	130	147	15.2x	13.4x
Teledyne Technologies	51.30	1,880	2,072	229	253	9.1x	8.2x
Aeroflex Holding	19.37	1,642	2,260	168	216	13.5x	10.5x
ViaSat	39.12	1,627	1,907	166	176	11.5x	10.8x
Comtech Telecommunications	26.89	718	324	169	86	1.9x	3.8x
Anaren	19.79	299	258	37	39	6.9x	6.5x
			Average			**9.0x**	**8.4x**
Mobile Computing / Auto ID							
Motorola Solutions	$42.66	$14,364	$11,435	$1,233	$1,453	9.3x	7.9x
Zebra Tech	37.10	2,069	1,810	190	199	9.5x	9.1x
Intermec	10.57	637	408	30	66	13.6x	6.2x
Datalogic	8.52	498	607	71	80	8.6x	7.5x
Psion	1.47	206	150	17	27	8.7x	5.6x
			Average			**9.9x**	**7.3x**
			Weighted Average[2]			**9.3x**	**8.1x**
EMS Technologies[3]	**$19.59**	**$300**	**$273**	**$40**	**$45**	**6.8x**	**6.1x**

Notes:
1. 2011 EBITDA estimates based on Bloomberg consensus estimates.
2. Weighted average of 70% Aerospace and Defense and 30% Mobile Computing-Auto-ID based on the EBITDA split of EMS Core business and LXE business.
3. EMS 2011 EBITDA based on the mid point of management guidance.

Transaction Comparables

MMI
INVESTMENTS, L.P.

(US $ in millions)

Announced	Target	Acquiror	Ent. Value	Ent. Val./ LTM Rev.	EV/EBITDA LTM	EV/EBITDA Forward
Aerospace & Defense: Communications and Electronics						
03/28/11	Spectrum Controls	API Technologies	270.0	1.6 x	9.3 x	7.9 x
02/07/11	Herley Industries	Kratos	270.0	1.4 x	9.0 x	7.4 x
12/20/10	Applied Signal	Raytheon	490.0	2.3 x	16.3 x	14.8 x
11/26/10	CPI International, Inc.	Veritas Capital	525.0	1.5 x	9.0 x	8.7 x
06/30/10	Argon ST	Boeing	776.9	8.5 x	15.7 x	14.1 x
05/12/08	Radyne	Comtech	195.0	1.3 x	11.0 x	8.7 x
12/19/07	BAE's Surveillance & Attack	Cobham plc	240.0	2.6 x	11.1 x	NA
09/17/07	EDO	ITT	1,700.0	1.4 x	12.4 x	8.8 x
05/21/07	Aeroflex	Veritas Capital	1,077.7	1.8 x	10.3 x	9.6 x
04/03/07	Swales Aerospace	Alliant Techsystems	100.0	1.0 x	10.0 x	NA
01/11/07	Aviation Technologies	TransDigm	430.0	4.1 x	12.3 x	10.5 x
10/25/06	Overwatch	Textron	325.0	3.1 x	11.5 x	NA
09/22/05	Engineered Support Systems	DRS Technologies	1,965.6	1.9 x	12.3 x	10.0 x
12/21/04	REMEC (Defense & Space Sub)	Cobham plc	260.0	2.6 x	12.4 x	10.5 x
12/09/04	Spacelink	Engineered Support Syst.	150.5	1.6 x	NA	NA
01/28/04	Mission Research Corporation	Alliant Techsystems	175.0	NA	9.8 x	NA
08/13/03	Integrated Defense Technologies	DRS Technologies	550.0	1.6 x	11.3 x	8.5 x
01/29/03	Goodrich Avionics	L-3 Communications	188.0	1.9 x	NA	NA
		Average		**2.4 x**	**11.5 x**	**10.0 x**
Mobile Computing / Auto ID						
04/28/08	Metrologic Instruments	Honeywell	720.0	2.9 x	13.6 x	12.5 x
10/17/07	Hand Held Products	Honeywell	390.0	1.4 x	NA	NA
09/12/06	Metrologic Instruments	Francisco Partners	384.8	1.7 x	11.4 x	6.8 x
10/24/05	PSC Inc. (Littlejohn & Co.)	Datalogic SpA	195.0	0.8 x	9.1 x	7.9 x
09/16/06	Symbol	Motorola	3,631.2	2.0 x	17.1 x	9.9 x
		Average		**1.7 x**	**12.5 x**	**8.9 x**
		Weighted Average [1]		**2.2 x**	**11.8 x**	**9.6 x**

Notes:

1. Weighted average of 70% Aerospace and Defense and 30% Mobile Computing / Auto ID based on the EBITDA split at EMS between the Core business and LXE business.

Peer Margin Comparison

MMI INVESTMENTS, L.P.

	2010 Margin Comparison	
	SG&A / Revenue[1]	EBITDA / Revenue
Aerospace & Defense		
Rockwell Collins	10.6%	21.0%
Harris	12.4%	22.0%
Cobham plc	20.0%	21.4%
Heico	19.3%	21.0%
Teledyne Technologies	18.1%	13.9%
Aeroflex Holding	20.5%	24.1%
ViaSat	20.5%	20.8%
Comtech Telecommunications	12.6%	20.7%
Anaren	17.0%	21.2%
Average	**16.8%**	**20.7%**
Mobile Computing / Auto ID		
Motorola Solutions	24.3%	15.7%
Zebra Tech	21.2%	19.9%
Intermec	28.1%	4.4%
Datalogic	29.3%	12.7%
Psion	29.4%	6.2%
Average	**26.4%**	**11.8%**
Weighted Average[2]	**20.6%**	**17.1%**
EMS Technologies		
Non-LXE		13.5%
LXE		8.0%
Total EMS	**25.4%**	**11.3%**

Notes:

1. SG&A excludes all R&D spending.
2. Weighted average of 60% Aerospace and Defense and 40% Mobile Computing / Auto-ID based on the 2010 revenue split of EMS Core business and LXE business.

Present Value Analysis

1. 25% Risk Adjustment [1]	Base Year 2010	2011	2012	2013	2014	'10-14 CAGR
		Projected				
Revenues	$355.2	$395.0	$439.5	$489.0	$544.1	11.3%
Growth		*11.2%*	*11.3%*	*11.3%*	*11.3%*	
EBITDA	40.3	44.5	50.7	57.9	66.0	13.1%
Growth		*10.4%*	*14.0%*	*14.0%*	*14.0%*	

2. 50% Risk Adjustment [2]	Base Year 2010	2011	2012	2013	2014	'10-14 CAGR
		Projected				
Revenues	$355.2	$395.0	$419.9	$446.3	$474.4	7.5%
Growth		*11.2%*	*6.3%*	*6.3%*	*6.3%*	
EBITDA	40.3	44.5	48.1	52.1	56.4	8.7%
Growth		*10.4%*	*8.2%*	*8.2%*	*8.2%*	

3. 2008-2011 Growth Rates [3]	Base Year 2010	2011	2012	2013	2014	'10-14 CAGR
		Projected				
Revenues	$355.2	$395.0	$381.8	$369.0	$356.6	0.1%
Growth		*11.2%*	*-3.3%*	*-3.3%*	*-3.3%*	
EBITDA	40.3	44.5	42.3	40.2	38.2	-1.3%
Growth		*10.4%*	*-4.9%*	*-4.9%*	*-4.9%*	

PRESENT VALUE

	Discount Rate [4]	2014 LTM EBITDA Multiple [5]	Estimated PV
25% Risk Adjusted	10.5%	6.8x	$25.65
50% Risk Adjustment	10.5%	6.8x	$22.76
2008-2011 Growth Rates	10.5%	6.8x	$17.13

Notes:
1. 25% Risk Adjustment case represents the mid-point of management's 5-year growth targets reduced by 25%
2. 50% Risk Adjustment case represents the mid-point of management's 5-year growth targets reduced by 50%
3. 2008-2011 growth rates case represents projected earnings for 2010-2014 at the same growth rates as 2008-2011, assuming EMS hits the mid-point of 2011 guidance.
4. Discount rate based on EMS's weighted average cost of capital according to Bloomberg.
5. EMS's LTM EBITDA multiple as of 3/22/2011.

Organic Revenue and EBITDA Growth

MMI INVESTMENTS, L.P.

	2008 Reconciliation	
	Revenue	EBITDA
2008 Acquisition Results Prior to Closing		
Formation and Satamatics[1,4]	$48.6	8.5
Sky Connect[2]	8.8	1.5
Trux[3,5]	1.3	0.1
Total Acquired Revenue & EBITDA	$58.6	10.0
2008 EMS Reported	$335.0	$36.3
Incremental from Acquired Companies	58.6	10.0
PF 2008 Adjusted for Acquisitions	$393.6	$46.4

Organic Growth	PF 2008	2009	2010	2011[6]	CAGR
Revenue	393.6	360.0	355.2	395.0	
EBITDA	46.4	35.7	40.3	44.5	
Revenue Growth		-8.6%	-1.3%	11.2%	0.1%
EBITDA Growth		-23.0%	12.8%	10.5%	-1.3%

Notes:

1. Formation and Satamatics revenue from EMS 10K.
2. Sky Connect revenue based on management comment that it was acquired for around 1x revenue and closing date of 7/30/08.
3. Trux revenue based on Raymond James research report dated February 29, 2008.
4. Formation, Satamatics and Sky Connect EBITDA based on EBITDA margin for guidance for the businesses in 2009.
5. Trux EBITDA based on management comment that is was similar margin to LXE.
6. 2011 based on the mid-point of management's guidance.

February 23, 2011, MMI Letter to EMS

MMI
INVESTMENTS, L.P.

MMI MILLCAP ADVISORS, LLC

February 23, 2011

John B. Mowell, Chairman
EMS Technologies, Inc.
660 Engineering Drive
Norcross, Georgia 30092

Dear Chairman Mowell:

The MMI nominees to the EMS board are in receipt of your letter of February 18 requesting that they meet with your Governance Committee so it can learn more about their qualifications, experience and background and review their credentials to serve on the Board. As I indicated to your CFO when we discussed this request on February 16 and 17, MMI believes that the biographical information previously provided by our nominees clearly establishes that they are highly qualified to serve on the Board and indeed are superior to the current members of the Board. I indicated that our nominees would be glad to meet with the Governance Committee as part of a serious confidential settlement negotiation and that it would be appropriate to engage in these discussions before any interviews. This could serve to avoid the time, disruption and financial resources of a contested proxy fight; we note that given our 7.7% ownership stake and the Board's collective 0.8%, we bear this expense at a vastly disproportionate rate, as do other shareholders. Your CFO made it clear that the Company has no interest at the present time in engaging in meaningful dialogue on Board composition and the other serious matters we have raised, as further evidenced by your letter of February 18. If you are interested in pursuing meaningful dialogue to come to a mutually satisfactory settlement in the best interests of the Company's shareholders, please let us know.

Sincerely,

Clay Lifflander

EMS: How to Punish Long-Term Investors

MMI INVESTMENTS, L.P.

- EMS has struggled to build stock price appreciation for any meaningful period.
- In fact, a $20 stock price has been a harbinger of missteps. EMS's stock price has crossed $20 only to return below $15 on four different occasions in the past 10 years.
- EMS has declined more than -5% in a single day 106 times in the last 10 years.



EMS Stock Price
$35
$30
$25
$20
$15
$10
9/01: Pre-announced earnings miss & lowered guidance
9/02: Substantial guidance reduction due to order delays
4/03: Earnings miss and lowered guidance
7/04: Pre-announced earnings miss & lowered guidance
10/04: Pre-announced earnings miss & lowered guidance
05/05: Earnings Miss
7/06: Guidance reduction due to weak demand
7/08: Earnings miss due to cost overruns and restructuring
4/09: Lowered FY09 guidance one month after reaffirming
11/09: Massive earnings miss, lowered guidance and B-2 contract loss
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11

EMS: Creating long-term volatility, instead of long-term value.

DISCLAIMER

THIS PRESENTATION IS FOR DISCUSSION AND GENERAL INFORMATIONAL PURPOSES ONLY. IT DOES NOT HAVE REGARD TO THE SPECIFIC INVESTMENT OBJECTIVE, FINANCIAL SITUATION, SUITABILITY, OR THE PARTICULAR NEED OF ANY SPECIFIC PERSON WHO MAY RECEIVE THIS PRESENTATION, AND SHOULD NOT BE TAKEN AS ADVICE ON THE MERITS OF ANY INVESTMENT DECISION. THE VIEWS EXPRESSED HEREIN REPRESENT THE OPINIONS OF MMI INVESTMENTS, L.P. ("MMI INVESTMENTS"), AND ARE BASED ON PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO EMS TECHNOLOGIES, INC. (THE "ISSUER"). CERTAIN FINANCIAL INFORMATION AND DATA USED HEREIN HAVE BEEN DERIVED OR OBTAINED FROM PUBLIC FILINGS, INCLUDING FILINGS MADE BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), AND OTHER SOURCES.

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